____________________________________________________________

                                   UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549
                               ______________________
                                        FORM 8-K

                                   CURRENT REPORT
                             Pursuant to Section 13 OR 15(b)
                          of The Securities Exchange Act of 1934

                       Date of Report                 September 16, 1996
             (Date of Earliest Event Reported)


                               ______________________



                                  STORAGE TRUST REALTY
                 (Exact name of registrant as specified in its charter)


                   Maryland                1-13462         43-1689825
          (State or other jurisdiction  (Commission      (IRS Employer
             of incorporation)           File Number) Identification No.)


                                2407 Rangeline Street
                               Columbia, Missouri 65202
                (Address and zip code of principal executive offices)

          Registrant's telephone number, including area code:(573)499-4799


                                  Not Applicable
          (Former name or former address, if changed since last report)

          ITEM 5:  ACQUISITION OF PROPERTIES

          During the period from August 2, 1996 through September 30, 1996, Storage Trust Realty (the "Company") completed the acquisition of 12 self-storage facilities through Storage Trust Properties L.P. (the "Operating Partnership"), a limited partnership controlled by the Company as its sole general partner and in which the Company holds a 93.75% ownership interest. These facilities, totaling approximately 829,000 net rentable square feet, are located in 5 states, and were purchased for consideration, as described below, with an aggregate value of approximately $33,518,000.

          All of the facilities were acquired in arms-length transactions and there are no material relationships, except as described below, between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company. The StorGard property in Kansas City, Kansas was managed by Storage Realty Management Co., an affiliate of the Company, for one month prior to the acquisition.

          The Company's management determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

          Each of the facilities have been used by the sellers as a self-storage facility prior to their acquisition by the Company, and the Company intends to continue the use of all of the facilities for that purpose.

          These properties were acquired as follows:
               -    Six for cash,
               - Four for a combination of cash and units of the Operating Partnership,
               - One for a combination of cash and two facilities in the Oklahoma City, OK market, and
               - One for a combination of cash and a note payable to the seller.

          The cash for the acquisitions were provided from funds available under the Company's line of credit with The First National Bank of Boston and other lenders.

          The following two tables provide certain additional information concerning the facilities acquired:

          TABLE I:

          Facility and Location    Seller             Date of Acquisition

          StorGard                 StorGard
           Kansas City, KS          Partnership I      August  2, 1996

          Storage USA              SUSA
           Jacksonville, FL         Partnership, L.P.  August 16, 1996

          Fort-U-Store-It          Alfred and
           Denver, CO               Melva Leger        August 21, 1996

          Centennial Blvd.         5055 Centennial
           Col. Springs, CO         Associates, LLC    September  4, 1996

          Four Seasons             Parkway Investment
           Raytown, MO              Co., LLC           September  6, 1996

          Four Seasons             Parkway Investment
           Mission, KS              Co., LLC           September  6, 1996

          Four Seasons             A.A. Self Storage
           Shawnee, KS              of Shawnee, Inc.   September  6, 1996

          Four Seasons             Four Seasons Self-
           Overland Park, KS        Storage, L.L.C.    September  6, 1996

          Four Seasons             Four Seasons Self-
           Lenexa, KS               Storage, L.L.C.    September  6, 1996

          Kangaroo Self Storage    Kangaroo
           Denver, CO               Equities, L.L.C.   September 13, 1996

          National Store-All       Nashville Mini-
           Nashville, TN            Storage, L.P.      September 16, 1996

          National Store-All       Nashville Mini-
           Madison, TN              Storage, L.P.      September 16, 1996


          TABLE II:

                                               Net            Percentage
                                               Rentable         Occupancy[5]
            Facility and          Purchase     Square    # of   at Date of
              Location             Price       Footage   Units  Acquisition

          StorGard
           Kansas City, KS    $ 1,052,500 [1]  40,125     350       92%

          Storage USA
           Jacksonville, FL   $ 3,783,000 [3]  90,330     777       97%

          Fort-U-Store-It
           Denver, CO         $ 1,300,000 [4]  31,854     334       85%

          Centennial Blvd.
           Col. Springs, CO   $ 3,350,000 [1]  80,200     443       92%

          Four Seasons
           Raytown, MO        $ 3,600,000 [2]  66,165     432       88%

          Four Seasons
           Mission, KS        $ 2,500,000 [2]  78,095     564       94%

          Four Seasons
           Shawnee, KS        $ 1,700,000 [1]  57,000     303       92%

          Four Seasons
           Overland Park, KS  $ 2,800,000 [2]  54,750     371       95%

          Four Seasons
           Lenexa, KS         $ 2,400,000 [2]  51,316     332       93%

          Kangaroo Self Storage
           Denver, CO         $ 2,155,000 [1]  56,150     371       92%

          National Store-All
           Nashville, TN      $ 3,106,950 [1]  85,660     605       90%

          National Store-All
           Madison, TN        $ 5,770,050 [1] 136,899     949       94%

          Totals or Average   $33,517,500     828,544   5,831       93%

          Notes to TABLE II:

          [1]  Acquired for cash.
          [2] Acquired for cash of $7,557,000 and 182,503 units of the Operating Partnership valued at $3,743,000 ($20.5125 per unit).
          [3] Acquired for cash of $1,423,000 and the exchange of two of the Company s properties in the Oklahoma City, OK market valued at $2,360,000 (see details below).
          [4] Acquired for cash of $300,000 and a note payable to the seller of $1,000,000. The note is due on January 31, 1997 and requires periodic interest payments at a rate of 5% per annum.
          [5] Determined by dividing net rentable square footage occupied by total net rentable square footage.

          The following two tables provide certain additional information concerning the facilities exchanged, as described in Note [3] above:

          TABLE III:

                 Location               Buyer           Date of Exchange

          Oklahoma City, OK        SUSA
                                    Partnership, L.P.    August 16, 1996
          Edmund, OK               SUSA
                                    Partnership, L.P.    August 16, 1996


          TABLE IV:

                                              Net             Percentage
                                            Rentable          Occupancy [1]
            Facility and         Sales      Square    # of    at Date of
              Location           Price      Footage   Units    Exchange


          Oklahoma City, OK   $1,120,000     40,150    377       87%

          Edmund, OK          $1,240,000     37,180    350       91%

          Totals or Average   $2,360,000     77,330    727       89%

          [1] Determined by dividing net rentable square footage occupied by total net rentable square footage.

          ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

          (a)     FINANCIAL STATEMENTS APPLICABLE TO ACQUIRED FACILITIES

                  *  Report of Independent Auditors.

                  * Acquired Facilities Historical Summaries of Combined Gross Revenue and Direct Operating Expenses for the Six Months ended June 30, 1996 (Unaudited), and for the Year ended December 31, 1995.

                  * Notes to Historical Summaries of Combined Gross Revenue and Direct Operating Expenses.

          (b)     PRO FORMA FINANCIAL INFORMATION

                  *  Pro Forma Balance Sheet as of June 30, 1996
                     (Unaudited).

                  * Pro Forma Statement of Operations for the Six Months ended June 30, 1996 (Unaudited).

                  * Pro Forma Statement of Operations for the Year ended December 31, 1995 (Unaudited).

                  *  Notes to Pro Forma Financial Statements (Unaudited).

          (c)    EXHIBITS

                  * See Index to Exhibits, which is hereby incorporated by reference herein.

                         REPORT OF INDEPENDENT AUDITORS

          To the Board of Trustees of
          Storage Trust Realty

          We have audited the accompanying Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for certain self-storage facilities (the "Acquired Facilities") described in Note 1 to the Historical Summaries for the year ended December 31, 1995. These Historical Summaries are the responsibility of management of the Acquired Facilities. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

          The accompanying Historical Summaries were prepared for the purpose of complying with the Rules and Regulations of the Securities and Exchange Commission (for inclusion on Form 8-K of Storage Trust Realty) as described in Note 1 to the Historical Summaries, and are not intended to be a complete presentation of the Acquired Facilities' revenues and expenses.

          In our opinion, such Historical Summaries present fairly, in all material respects, the combined gross revenue and direct operating expenses described in Note 1 of the Acquired Facilities for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                Ernst & Young LLP

          Chicago, Illinois
          August 29, 1996

                                   STORAGE TRUST REALTY
                                    ACQUIRED FACILITIES

                         HISTORICAL SUMMARIES OF COMBINED GROSS
                         REVENUE AND DIRECT OPERATING EXPENSES

                                   (Amounts in thousands)

                                             Six Months       Year
                                               Ended          Ended
                                              June 30,     December 31,
                                                1996           1995
                                             (Unaudited)

          Gross Revenue:
            Rental income                      $1,771         $2,660
            Other income                            2             65

            Total Gross Revenues                1,773          2,725

          Direct Operating Expenses:
            Property operations                   346            644
            Real estate taxes                     165            237

            Total Direct Operating Expenses       511            881

          Gross Revenue in Excess of Direct
            Operating Expenses                 $1,262         $1,844


          The accompanying notes are an integral part of these historical summaries.

                                STORAGE TRUST REALTY
                                ACQUIRED FACILITIES

                          NOTES TO HISTORICAL SUMMARIES OF
               COMBINED GROSS REVENUE AND DIRECT OPERATING EXPENSES

          NOTE 1.    BASIS OF PRESENTATION

          The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") include the operations of the self-storage facilities (the Acquired Facilities") which were acquired by Storage Trust Properties, L.P. (the "Operating Partnership") from unaffiliated parties in the third quarter of 1996. The general partner of the Operating Partnership is Storage Trust Realty (the "Company"). The Acquired Facilities consist of the following nine self-storage facilities:

          Facility                  Location           Acquisition Date

          Centennial Boulevard     Colo. Springs, CO   September  4, 1996
          Four Seasons             Raytown, MO         September  6, 1996
          Four Seasons             Mission, KS         September  6, 1996
          Four Seasons             Shawnee, KS         September  6, 1996
          Four Seasons             Overland Park, KS   September  6, 1996
          Four Seasons             Lenexa, KS          September  6, 1996
          Kangaroo Self Storage    Denver, CO          September 13, 1996
          National Store-All       Nashville, TN       September 16, 1996
          National Store-All       Madison, TN         September 16, 1996

          The Historical Summaries have been prepared pursuant to the Rules and Regulations of the Securities and Exchange Commission for real estate operations to be acquired.

                                STORAGE TRUST REALTY
                                ACQUIRED FACILITIES

                          NOTES TO HISTORICAL SUMMARIES OF
               COMBINED GROSS REVENUE AND DIRECT OPERATING EXPENSES

          NOTE 1.   BASIS OF PRESENTATION (Continued)

          The Historical Summaries are not representative of the actual operations for the periods presented, as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Acquired Facilities have been excluded. Expenses excluded consist of management fees, interest, depreciation and amortization, professional fees and other indirect costs not directly related to the future operations of the Acquired Facilities.

          Rental income is recognized when due from occupants. Expenses are recognized on the accrual basis.

          Factors considered by management of the Company in assessing these acquisitions included geographic locations of the properties, demographics of the market areas, rental rates and occupancy levels, competition, expenses such as maintenance and real estate taxes and projected capital expenditures. After a review of these factors and others, the Company is not aware of any material items relating to these properties that would cause the reported financial information not to be representative of future operating results.

          NOTE 2.    INTERIM PERIOD

          The unaudited Interim Historical Summaries for the six months ended June 30, 1996 have been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1996 are not necessarily indicative of future operating results.

                                 STORAGE TRUST REALTY

                            PRO FORMA FINANCIAL INFORMATION


          The following unaudited Pro Forma Balance Sheet as of June 30, 1996 and unaudited Pro Forma Statements of Operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 have been prepared to reflect the acquisition of twelve self-storage facilities during the third quarter of 1996 (the "Acquired Facilities") and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements of Storage Trust Realty in the Company's Form 10-Q for the period ended June 30, 1996 and the other financial information in the Company's 1995 Annual Report to Shareholders, and should be read in conjunction with those financial statements and the notes thereto.

          The Pro Forma Balance Sheet was prepared as if the Acquired Facilities were purchased on June 30, 1996 and the Company had completed the public offering of 4,140,000 Common Shares as of June 30 1996. The Pro Forma Statements of Operations were prepared as if a) the Acquired Facilities and other facilities acquired in 1995 and 1996 were purchased as of January 1, 1995 and b) the Company completed the offerings of Common Shares [in June 1995 and July 1996] as of January 1, 1995.

          The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                               STORAGE TRUST REALTY
                              PRO FORMA BALANCE SHEET
                                   JUNE 30, 1996
                               (Amounts in thousands)
                                    (Unaudited)

                                       Storage                   Storage
                                        Trust                     Trust
                                        Realty      Pro Forma     Realty
                                       Historical   Adjustments  Pro Forma
                                        (Note 1)     (Note 2)

          ASSETS
          Investment in storage
            facilities, net             $269,981     $ 33,843 (a) $301,464
                                                       (2,360)(a)
          Cash and cash equivalents        2,379          -          2,379
          Accounts receivable,
            deferred costs and other
            assets                         1,908          -          1,908
          Investment in joint ventures        58          -             58
            Total Assets                $274,326     $ 31,483     $305,809

          LIABILITIES AND EQUITY
          Liabilities:
          Mortgage and notes payable    $114,242     $(79,019)(b) $ 62,963
                                                       27,740 (a)
          Accounts payable and accrued
            expenses                       6,661          -          6,661
          Dividends payable                3,581          -          3,581
            Total Liabilities            124,484       51,279       73,205

          Minority Interest               12,268        3,743 (a)   16,011

          Shareholders  Equity:
          Common shares                       87           42 (b)      129
          Additional paid-in capital     140,879       78,977 (b)  219,856
          Distributions in excess of
            net income                    (3,392)         -         (3,392)
            Total Shareholders  Equity   137,574       79,019      216,593
            Total Liabilities and
              Shareholders  Equity      $274,326     $ 31,483     $305,809

           The accompanying notes are an integral part of these statements.

                                     STORAGE TRUST REALTY
                              PRO FORMA STATEMENT OF OPERATIONS
                             FOR THE SIX MONTHS ENDED JUNE 30, 1996
                         (Amounts in thousands, except per share data)
                                       (Unaudited)

               Storage                 Certain                Storage
               Trust                   of the                  Trust
               Realty     Other 1996   Acquired   Pro Forma    Realty
              Historical Acquisitions Facilities Adjustments  Pro Forma
               (Note 1)    (Note 3)    (Note 5)   (Note 6)

Revenues:
 Rental income   $17,726   $ 4,187     $ 1,771   $  436 (a)   $23,950
                                                   (170)(b)
 Management income   101       (23)         -        -             78
 Equity in earnings of
   joint ventures     68       (30)         -        -             38
 Other income        265        -            2        1 (a)       268
 Total revenues   18,160     4,134       1,773     (170)       24,334
Expenses:
 Property
  operations       4,059       963         346      112 (a)     5,437
                                                    (43)(b)
 Real estate taxes 1,655       377         165       39 (a)     2,231
                                                     (5)(b)
 General and admin 1,097        45          -        -          1,142
 Interest          2,414     1,884          -     1,006 (c)     2,410
                                                 (2,894)(d)
 Depreciation      2,566       621          -       (28)(b)     3,497
                                                    338 (e)
 Amortization        144        -           -        -            144
 Total expenses   11,935     3,890         511   (1,475)       14,861
Net income before
 minority interest 6,225       244       1,262    1,742         9,473
Minority interest  (401)      (81)         -      (126)(f)      (608)
Net income       $ 5,824   $   163     $ 1,262   $1,616       $ 8,865

Net income
 per share       $  0.67                                      $  0.69
Common shares
 outstanding       8,734                                       12,874

          The accompanying notes are an integral part of these statements.

                                       STORAGE TRUST REALTY
                                PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 1995
                          (Amounts in thousands, except per share data)
                                             (Unaudited)

        Storage                              Certain                 Storage
         Trust                                of the                  Trust
        Realty         1995     Other 1996   Acquired   Pro Forma    Realty
      Historical Acquisitions Acquisitions Facilities Adjustments  Pro Forma
       (Note 1)    (Note 4)    (Note 3)     (Note 5)   (Note 6)

Revenues:
 Rental
  income   $22,916 $ 7,409     $10,050       $2,660    $  627 (g)   $43,334
                                                         (328)(h)
 Management
  income     324       -          (95)          -         -            229
 Equity in earnings of
  joint
  ventures   118       -         (108)          -         -             10
 Other
  income     481       -          564           65        19 (g)     1,129
 Total
  revenue  23,839    7,409      10,411        2,725       318        44,702
Expenses:
 Property
  operations  4,805 1,468       1,869          644       150 (g)     8,850
                                                         (86)(h)
 Real estate
  taxes       1,877   594         902          237        63 (g)     3,663
                                                         (10)(h)
 General and
  admin.      1,689    385         100           -         -          2,174
 Interest     1,334  1,463       5,803           -      2,152 (i)     4,549
                                                       (6,203)(j)
 Depreciation 3,168    955       1,564           -        (55)(h)     6,309
                                                          677 (k)
 Amortization   938     -           -            -         -            938
 Total
  expenses   13,811  4,865      10,238          881    (3,312)       26,483
Net income before
 minority
 interest    10,028  2,544         173        1,844     3,630        18,219
Minority
 interest     (471)  (190)       (277)          -       (220)(l)    (1,158)
Net income  $ 9,557$ 2,354    $  (104)      $1,844    $3,410

Net income
 per share  $  1.30                                                 $  1.33
Common shares
 outstanding  7,324                                                  12,874

     The accompanying notes are an integral part of these statements.

                                STORAGE TRUST REALTY

                        NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      (Unaudited)

     NOTE 1.   STORAGE TRUST REALTY - HISTORICAL

     The consolidated balance sheet as of June 30, 1996 and the consolidated statement of operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 include the accounts of Storage Trust Realty (the "Company"), Storage Trust Properties,
     L.P. (the "Operating Partnership") and Storage Realty Management Co.

     NOTE 2.   PRO FORMA ADJUSTMENTS - BALANCE SHEET

     Pro forma adjustments are as follows:

     (a) Record the acquisition of the Acquired Facilities from unrelated parties for an aggregate purchase price of $33,518,000 and estimated closing costs of $325,000. The acquisition was financed through
          (i) the issuance of 182,503 units of the Operating Partnership valued at $3,743,000 ($20.5125 per unit), (ii) the issuance of a note payable to a seller for $1,000,000, (iii) the exchange of two facilities in the Oklahoma City, OK market valued at $2,360,000, and (iv) draws on the Company s line of credit totaling $26,740,000. The value of the two exchanged facilities exceeded the net book value of these facilities at June 30, 1996 by approximately $90,000, which reduced the Company s basis in the new facility.

      (b) Record the completion of the Company s public offering of 4,140,000 Common Shares at $20.25 per Common Share, which occurred in July 1996 (the "1996 Offering"). Net of underwriting discounts of $4,430,000 and offering costs of $511,000, the Company received $78,894,000 from the 1996 Offering, which was used to reduce the balance outstanding on the line of credit and other borrowings. The adjustment amount includes $125,000 of offering costs that were paid as of June 30, 1996.

                                  STORAGE TRUST REALTY

                             NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      (Unaudited)

          NOTE 3.   OTHER 1996 ACQUISITIONS

          These amounts reflect the operations of the 27 facilities acquired during the first two quarters of 1996 as if they were acquired as of January 1, 1995.

          NOTE 4.   1995 ACQUISITIONS

          These amounts reflect the operations of the 47 facilities acquired in 1995 as if they were acquired as of January 1, 1995.

          This also reflects the public offering of 2,875,000 Common Shares in June 1995 as if it was completed as of January 1, 1995.

          NOTE 5.   CERTAIN OF THE ACQUIRED FACILITIES

          These amounts include the combined gross revenue and direct operating expenses for nine of the twelve Acquired Facilities for the six months ended June 30, 1996 and for the year ended December 31, 1995. The Historical Summaries of Combined Gross Revenue and Direct Operating Expenses (the "Historical Summaries") for these nine facilities are included elsewhere herein.

                                 STORAGE TRUST REALTY

                             NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                        (Unaudited)

          NOTE 6.   PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS

          The pro forma adjustments are as follows:

                                                         Six Months Ended
                                                           June 30, 1996

          (a)  Record operations of the three other
               Acquired Facilities not included in the
               Historical Summaries:
                 Rental income                                $   436
                 Other income                                 $     1
                 Property operations                          $   112
                 Real estate taxes                            $    39

          (b)  Remove operations of facilities exchanged:
                 Rental income                                $  (170)
                 Property operations                          $   (43)
                 Real estate taxes                            $    (5)
                 Depreciation                                 $   (28)

          (c)  Record interest expense on indebtedness
               incurred for the acquisition of the Acquired
               Facilities ($26,740,000 on the line of credit at 7.3375% and $1,000,000 note payable at 5%) $ 1,006

          (d)  Record reduction in interest expense from use
               of net proceeds of the 1996 Offering
               ($78,894,000 at 7.3375%)                       $(2,894)

          (e)  Record additional depreciation expense related
               to the Acquired Facilities (based on a 40-year
               depreciable life and $27,065,000 allocated to
               buildings)                                     $   338

          (f)  Adjust minority interest based on the issuance
               of units of the Operating Partnership and the
               issuance of Common Shares.                     $  (126)


                                     STORAGE TRUST REALTY

                             NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                      (Unaudited)

          NOTE 6.   PRO FORMA ADJUSTMENTS - STATEMENT OF OPERATIONS
               (Continued)

                                                             Year Ended
                                                         December 31, 1995

          (g)  Record operations of the three other
               Acquired Facilities not included in the
               Historical Summaries:
                 Rental income                                $   627
                 Other income                                 $    19
                 Property operations                          $   150
                 Real estate taxes                            $    63

          (h)  Remove operations of facilities exchanged:
                 Rental income                                $  (328)
                 Property operations                          $   (86)
                 Real estate taxes                            $   (10)
                 Depreciation                                 $   (55)

          (i)  Record interest expense on indebtedness
               incurred for the acquisition of the Acquired
               Facilities ($26,740,000 on the line of credit at 7.8621% and $1,000,000 note payable at 5%) $ 2,152

          (j)  Record reduction in interest expense from use
               of net proceeds of the 1996 Offering
               ($78,894,000 at 7.8621%)                       $(6,203)

          (k)  Record additional depreciation expense related
               to the Acquired Facilities (based on a 40-year
               depreciable life and $27,065,000 allocated to
               buildings)                                     $   677

          (l)  Adjust minority interest based on the issuance
               of units of the Operating Partnership and the
               issuance of Common Shares.                     $  (220)


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             STORAGE TRUST REALTY



          October 29, 1996                       /S/ Michael G. Burnam
          (Date)                                 Michael G. Burnam
                                                 Chief Executive Officer

          October 29, 1996                       /S/ Stephen M. Dulle
          (Date)                                 Stephen M. Dulle
                                                 Chief Financial Officer

                                  INDEX TO EXHIBITS

          Exhibit
           Number            Document Description

             99     Press Release, dated September 18, 1996